                                                                   Exhibit 10.43

                                AMENDMENT NO. 3
                           TO CODE SHARING AGREEMENT

     This Amendment No. 3 to Code Sharing Agreement (this "Amendment No. 3") is dated as of December 27, 2000 and is between Continental Airlines, Inc., a Delaware corporation ("Continental"), and America West Airlines, Inc., a Delaware corporation ("America West").

                                   RECITALS:

Continental and America West are each party to that certain Code Sharing Agreement dated June 29, 1994, as amended by Amendment No. 1 to Code Sharing Agreement dated October 19, 1998 and Amendment No. 2 to Code Sharing Agreement dated November 18, 1999 (collectively, the "Agreement").

Continental and America West each desire to amend the Agreement as provided in this Amendment No. 3.

     NOW, THEREFORE, the parties hereto, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

     1. Capitalized terms used herein that are not defined shall have the same meaning set forth for them in the Agreement. Except as specifically amended and modified hereby, the Agreement shall remain in effect as written.

     2. Effective on the date hereof, the Agreement is hereby amended as follows:

          (a) The current last sentence of Section 1 of the Agreement is hereby deleted and replaced by the following:

               "Either carrier may, at its own discretion, by providing the other carrier thirty (30) days' prior written notice, remove any Shared Code Segment or Segments from Schedule 2-A or 2-B for all purposes of this Agreement."

          (b) The following new sentences are hereby added as the last sentences of Section 1 of the Agreement:

               "Neither carrier is obligated to place its code on the other carrier's flights, or to permit the other carrier to place the other carrier's code on its own flights, operating between the two carriers' hubs (Newark, Houston and Cleveland in the case of CAL and Phoenix, Las Vegas and Columbus in the case of AWA), without the prior express written consent of the carrier, which consent may be withheld or conditioned in the sole discretion of the carrier granting (or refusing to grant) such consent: provided that AWA may place its code on flights operated by CAL between two carriers' hubs to the extent, and only to the extent, that such CAL operated flight is in time channels in which AWA does not itself operate a flight which has commercially appropriate connection times for itineraries that connect beyond the applicable CAL hub, as determined in the sole discretion of CAL. To the extent that either carrier, as of the date hereof, is displaying its designator code on flights operated by the other carrier in a manner that is inconsistent with the immediately preceding sentence, it will discontinue such display as soon as reasonably possible, but in no event later than 30 days from the date hereof. Notwithstanding the foregoing, either carrier, subject to the prior consent of the other carrier, may add any origin and destination segment to Schedule 2-A or 2-B of the Agreement as a Shared Code Segment that creates a unique market as compared to the markets then currently served by AWA and CAL upon 90 days' prior written notice to the other carrier."

           (c) Section 9(c) of the Agreement is hereby deleted in it entirety.

           (d) Section 20 of the Agreement shall be amended by substituting the words "and Amendment Nos. 1, 2 and 3" after the word "Agreement" in the first and second sentences.

           (e) Schedule 2-A and 2-B of the Agreement are hereby replaced in their entirety by Schedule 2-A and Schedule 2-B, respectively, attached hereto.

           (f) References in the Agreement and in this Amendment No. 3 to "Sections" and "Clauses" shall be used interchangeably and shall have the identical meanings.

      3. Clauses 3, 20, 21, 22, 25, and 26 of the Agreement are herein incorporated by reference, mutatis mutandis.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement No. 3 to be executed as of the date first written above by their respective officers thereunto duly authorized.


CONTINENTAL AIRLINES, INC.            AMERICA WEST AIRLINES, INC.


By:    /s/ Mike Bonds                 By:    /s/ Stephen L. Johnson
       -------------                         ----------------------
       Vice President                        Stephen L. Johnson
Title: Corporate Development          Title: Senior Vice President

                                  SCHEDULE 2-A

             HP* FLIGHTS
SEGMENT   SEGMENT   SEGMENT   SEGMENT
ABE-CLE   CLE-PIT   GSO-IAH   AMS-EWR
ACT-IAH   CLE-RIC   HNL-LAX   ANC-SEA
ALB-EWR   CLE-ROC   HOU-IAH   BRU-EWR
ATL-IAH   CLE-SBN   HRL-IAH   EWR-ZRH
AUS-IAH   CLE-SYR   IAD-IAH   EWR-STN
BDL-CLE   CLE-YYZ   IAH-ILE   ABI-IAH
BDL-EWR   CLL-IAH   IAH-IND   AEX-IAH
BDL-IAH   CLT-IAH   IAH-JAN   ALB-CLE
BGR-EWR   CMH-EWR+  IAH-JAX   AVP-CLE
BHM-IAH   CMH-IAH+  IAH-LAS+  AZO-CLE
BHX-EWR   CRP-IAH   IAH-LGA   BPT-IAH
BNA-IAH   CVG-IAH   IAH-LIT   BTV-CLE
BRO-IAH   DCA-IAH   IAH-MCO   CAE-EWR
BTR-IAH   DTW-IAH   IAH-MEM   CAE-IAH
BTV-EWR   DUB-EWR   IAH-MFE   CHS-CLE
BUF-CLE   DUS-EWR   IAH-MIA   CHS-IAH
BUF-EWR   EWR-FRA   IAH-MLU   CLE-CLT
BWI-CLE   EWR-GLA   IAH-MOB   CLE-CRW
CAK-CLE   EWR-LAS+  IAH-MSY   CLE-DAY
CDG-EWR   EWR-MAN   IAH-PBI   CLE-ERI
CDG-IAH   EWR-MDT   IAH-PHL   CLE-FWA
CLE-CMH+  EWR-MHT   IAH-PHX+  CLE-GRR
CLE-CVG   EWR-ORF   IAH-PIT   CLE-GSO
CLE-DCA   EWR-PHL   IAH-PNS   CLE-HPN
CLE-DTW   EWR-PHX+  IAH-RDU   CLE-ISP
CLE-FNT   EWR-PVD   IAH-RSW   CLE-MHT
CLE-IAD   EWR-PWM   IAH-SDF   CLE-ORF
CLE-LAN   EWR-RIC   IAH-SHV   CLE-PVD
CLE-LEX   EWR-ROC   IAH-TPA   CLE-PWM
CLE-LGA   EWR-SNN   IAH-TYR   CLE-RDU
CLE-MBS   EWR-SYR   IAH-YYZ   CLE-SDF
CLE-MDT   EWR-YOW   HSV-IAH   CLE-TOL
CLE-PHL   EWR-YUL   IAH-LBB   CLE-YUL
EWR-IAD   EWR-YYZ   IAH-LCH   DAL-IAH
EWR-YHZ   FLL-IAH   IAH-LFT
EWR-YQB   IAH-PVD   IAH-LRD
GPT-IAH   IAH-RIC   IAH-MAF
GSP-IAH   IAH-SAV   IAH-ORF
IAH-VCT   IAH-SJT   EFD-IAH
IAH-TYS   IAH-SJU   DAY-IAH

                                                                    SCHEDULE 2-A

+ Indicates that segment may only operate as an HP* Flight in time channels in which AWA does not itself operate a flight which has commercially appropriate connection times for itineraries that connect beyond the applicable CAL hub (IAH, EWR and CLE), as determined in the sole discretion of CAL.

                                                                    SCHEDULE 2-B

               CO* FLIGHTS
- ----------------------------------------
SEGMENT         SEGMENT         SEGMENT
- ----------------------------------------
BUR-LAS         LAS-SFO         PHX-SAN
BUR-PHX         LAS-SLC         PHX-SEA
CMH-LAS         LAS-SMF         PHX-SFO
DEN-PHX         LAS-TUS         PHX-SJC
LAS-LAX         LAX-PHX         PHX-SLC
LAS-OAK         LGB-PHX         PHX-SMF
LAS-ONT         OAK-PHX         PHX-TUS
LAS-PDX         ONT-PHX
LAS-RNO         PDX-PHX
LAS-SAN         PHX-PSP
LAS-SEA         PHX-RNO